Statement of Comprehensive Income (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Statement Of Comprehensive Income
Net Income	$ 1,778	$ 1,772
Other comprehensive income, net of tax: Unrealized gains (losses) on marketable securities, net of tax	(1)	(5)
Total comprehensive income	1,777	1,767
Comprehensive income-non controlling interests	326	259
Comprehensive income-controlling interests	$ 1,451	$ 1,508